UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 16, 2008

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:              (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

a)	2009 Performance Incentive Plan

On December 16, 2008, our Board of Directors approved the 2009 Performance Incentive Plan (the “2009 Plan”), which is effective as of January 1, 2009.  While the Plan is substantially similar to our 2008 Performance Incentive Plan, the 2009 Plan aligns incentives for our executive officers who are also Division Presidents to the achievement of previously established performance metrics of their respective divisions.

A copy of the Plan effective as of January 1, 2009 is filed as Exhibit 10.1 hereto.

b)	Amendment to our 401(k) Retirement Savings Plan

On December 16, 2008, our Board of Directors also approved an amendment, effective June 30, 2008, to our 401(k) Retirement Savings Plan (the “401(k) Plan”) which reflects the merger into our 401(k) Plan of the Guidant Employee Savings and Stock Ownership Plan, provides for in-kind distributions of our common stock for all participants, and incorporates other technical amendments to bring the 401(k) Plan into compliance with the final regulations issued under Internal Revenue Code section 415.

A copy of the Seventh Amendment to the 401(k) Plan is filed as Exhibit 10.2 hereto.

c)	IRC 409A Amendments

Due to changes to the deferred compensation rules promulgated under Internal Revenue Code section 409A (“Section 409A”) which become effective January 1, 2009, the Board of Directors approved certain administrative and technical amendments to many of our benefit and compensation plans and arrangements, in order to bring these arrangements into compliance with Section 409A before the new rules take effect.  In general, the administrative and technical amendments pertain to how and when payments under any such plan or agreement can be made and limiting a participant’s ability to change the form or timing of any such compensation.  Listed below are the plans for which amendments were approved by the Board of Directors on December 16, 2008:

Boston Scientific Corporation 2000 Long Term Incentive Plan: A copy of the Amendment to Boston Scientific Corporation 2000 Long Term Incentive Plan is filed as Exhibit 10.3 hereto.

Boston Scientific Corporation Excess Benefit Plan: The First Amendment to the Boston Scientific Corporation Excess Benefit Plan is filed as Exhibit 10.4 hereto.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Due to the aforementioned requirements under Section 409A of the Internal Revenue Code which become effective January 1, 2009, the Board of Directors approved certain administrative and technical amendments to each of the following plans and agreements to bring them into compliance with Section 409A:

Boston Scientific Corporation Executive Retirement Plan:  The First Amendment to the Executive Retirement Plan is filed as Exhibit 10.5 hereto.

Retention Agreement:  The form of Retention Agreement is filed as Exhibit 10.6 hereto.

Deferred Stock Unit Agreements with James R. Tobin:  The forms of amendment to each of the Deferred Stock Unit Agreements dated February 28, 2006 with Mr. Tobin are filed as Exhibit 10.7 and Exhibit 10.8 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit  No.                                Description

10.1	A copy of the Boston Scientific Corporation 2009 Performance Incentive Plan

10.2	A copy of the Seventh Amendment to the Boston Scientific Corporation 401(k) Retirement Savings Plan

10.3	A copy of the Amendment to the Boston Scientific Corporation 2000 Long Term Incentive Plan

10.4	A copy of the First Amendment to the Boston Scientific Corporation Excess Benefit Plan

10.5	A copy of the First Amendment to the Boston Scientific Corporation Executive Retirement Plan

10.6	Form of Retention Agreement

10.7	A copy of the Amendment to Deferred Stock Unit Agreement between the Company and James R. Tobin for 250,000 Deferred Stock Units dated February 28, 2006

10.8	A copy of the Amendment to Deferred Stock Unit Agreement between the Company and James R. Tobin for 2,000,000 Performance Deferred Stock Units dated February 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: December 19, 2008	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit  No.                                Description

10.1	A copy of the Boston Scientific Corporation 2009 Performance Incentive Plan

10.2	A copy of the Seventh Amendment to the Boston Scientific Corporation 401(k) Retirement Savings Plan

10.3	A copy of the Amendment to the Boston Scientific Corporation 2000 Long Term Incentive Plan

10.4	A copy of the First Amendment to the Boston Scientific Corporation Excess Benefit Plan

10.5	A copy of the First Amendment to the Boston Scientific Corporation Executive Retirement Plan

10.6	Form of Retention Agreement

10.7	A copy of the Amendment to Deferred Stock Unit Agreement between the Company and James R. Tobin for 250,000 Deferred Stock Units dated February 28, 2006

10.8	A copy of the Amendment to Deferred Stock Unit Agreement between the Company and James R. Tobin for 2,000,000 Performance Deferred Stock Units dated February 28, 2006